UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported) JULY 23, 2004
                                                         -----------------------



                            PATRICK INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)


           INDIANA                     0-3922                35-1057796
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(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)            File Number)         Identification Number)


1800 SOUTH 14TH STREET, P.O. BOX 638, ELKHART, INDIANA)        46515
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        (Address of Principal Executive Offices)             (Zip Code)


        Registrant's Telephone Number, including area code (574) 294-7511
                                                          ----------------------


                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 23, 2004, Patrick Industries, Inc. issued a press release setting forth Patrick Industries, Inc.'s second quarter and six months 2004 results. A copy of the press release is furnished herewith as Exhibit 99.1.

     The information in this Form 8-K is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. The information in this Form 8-K shall not be incorporated by reference in any other filing under the Securities Exchange Act or Securities Act of 1933 except as shall be expressly set forth by specific reference to this Form 8-K in such filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PATRICK INDUSTRIES, INC.
                                       -----------------------------------------
                                                    (Registrant)


DATE  JULY 28, 2004                    BY   /s/ Andy l. Nemeth
                                         ---------------------------------------
                                                Andy L. Nemeth
                                                Vice President - Finance
                                                and Chief Financial Officer